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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    000-24439                 33-0803204
----------------------------       ----------------         -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)


                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
    (17 CFR 230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
    (17 CFR 240.14A-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         On May 9, 2006, Hines Horticulture, Inc. issued a press release reporting its results of operations and financial condition for the three months ended March 31, 2006.

         A copy of the Company's press release appears as Exhibit 99.1 to this current report and is incorporated herein by reference.

         The press release includes the following non-GAAP financial measure as defined in Regulation G, EBITDA. The Registrant's management believes that the disclosure of this non-GAAP financial measure provides useful information to investors or other users of the financial statements, such as lenders.

         "EBITDA" is defined as income before interest expense, provision for income taxes and depreciation/amortization expense. EBITDA has been included because we believe that it is a useful tool for us and our investors to measure our ability to meet debt service, capital expenditure and working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America, which we refer to as GAAP. This measure is not calculated in the same manner by all companies and accordingly is not necessarily comparable to similarly titled measures for performance relative to other companies. We have presented EBITDA solely as supplemental disclosure because we believe it allows for a more complete analysis of our results of operations and we believe that EBITDA is useful to investors because EBITDA is commonly used to analyze companies on the basis of operating performance, leverage and liquidity. EBITDA is also used in covenants in credit facilities and high yield debt indentures to measure the borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. EBITDA is not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance determined in accordance with GAAP.

         The Registrant has provided a reconciliation of EBITDA to net income
         (loss) solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for net income
         (loss).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS

                  99.1 Copy of press release, dated May 9, 2006 containing information regarding the Registrant's results of operations or financial condition for the three months ended March 31, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 9, 2006                HINES HORTICULTURE, INC.

                                By: /s/   Claudia M. Pieropan
                                    -------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)

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                                INDEX TO EXHIBITS


99.1     Copy of press release, dated May 9, 2006, issued by Hines Horticulture,
         Inc.